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                                                                      Exhibit 99

CONTACT: Barry Susson                            Brendon Frey
         Chief Financial Officer                 (203) 682-8216
         (215) 676-6000   X362
                                       OR
OF:      Deb Shops, Inc.                         Integrated Corporate Relations
         9401 Blue Grass Road                    24 Post Road East
         Philadelphia, PA  19114                 Westport, CT  06880

--------------------------------------------------------------------------------

  DEB SHOPS ANNOUNCES FINAL RESULTS OF LEASE ACCOUNTING REVIEW, RESTATES PRIOR
     FINANCIAL STATEMENTS AND FILES FISCAL 2005 ANNUAL REPORT ON FORM 10-K

Philadelphia, PA - April 21, 2005 - Deb Shops, Inc. (Nasdaq:DEBS), a leading teen apparel retailer, today announced the final results of its lease accounting review and the related restatements of its prior years financial statements.
As previously announced on March 9, 2005, the Company commenced a review of its practices regarding the accounting for leases and related depreciation of leasehold improvements. This review was conducted as a result of the views expressed by the Office of the Chief Accountant of the SEC in a letter dated February 7, 2005 to the American Institute of Certified Public Accountants. Based on the results of this review, management of the Company, together with the Audit Committee of the Company's Board of Directors and the Company's independent auditors concluded on April 19, 2005 that restatements of the financial statements for prior fiscal years were required. These corrections have no impact on the Company's historical or future cash flows, previously reported comparable store sales or net sales, actual lease payments or the economic value of the Company's leasehold improvements.

The restatements to the Company's historical financial statements also incorporate the previously announced change in presentation of the Company's investment in auction rate securities. These investments, which have historically been classified as cash and cash equivalents because of the short duration of their interest rate reset periods, are now classified as marketable securities. As a result, the amounts of previously reported cash and cash equivalents have decreased, fully offset by the amounts included in marketable securities. Additionally, cash flows from investing activities now reflect the gross purchases and sales of these securities. This change has no impact on previously reported total current assets, total assets, working capital position or results of operations and does not affect previously reported cash flows from operating or financing activities.

Following is a summary of the effects of these adjustments on the Company's consolidated statements of operations and of cash flows for the years ended January 31, 2004 and 2003, the Company's consolidated balance sheet as of January 31, 2004 and the Company's consolidated statement of shareholders' equity as of February 1, 2002:

                                       CONSOLIDATED STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------
                                                      AS PREVIOUSLY
                                                         REPORTED          ADJUSTMENTS        AS RESTATED
                                                    ------------------- ------------------- ---------------------
YEAR ENDED JANUARY 31, 2004:
   Net income                                       $    12,766,620     $      (165,648)     $   12,600,972
   Diluted net income per share                     $          0.93     $         (0.01)     $         0.92

YEAR ENDED JANUARY 31, 2003:
   Net income                                       $    25,488,494     $      (204,578)     $   25,283,916
   Diluted net income per share                     $          1.84     $         (0.01)     $         1.83

                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------------

                                                      AS PREVIOUSLY
                                                         REPORTED          ADJUSTMENTS          AS RESTATED
                                                    ------------------- ------------------- ---------------------
YEAR ENDED JANUARY 31, 2004:
  Net cash provided by operating
     activities                                     $    22,398,111     $    2,378,527      $   24,776,638
  Net cash used in investing activities             $    (1,853,397)    $  (16,328,527)     $  (18,181,924)
  Increase (decrease) in cash and cash
     equivalents                                    $    13,647,063     $  (13,950,000)     $     (302,937)
  Cash and cash equivalents at
     beginning of year                              $   152,617,355     $ (118,250,000)     $   34,367,355
  Cash and cash equivalents at
     end of year                                    $   166,264,418     $ (132,200,000)     $   34,064,418

YEAR ENDED JANUARY 31, 2003:
  Net cash provided by operating
     activities                                     $    27,612,419     $     3,205,937     $   30,818,356
  Net cash used in investing activities             $    (4,840,947)    $   (13,985,477)    $  (18,826,424)
  Increase in cash and cash equivalents             $    17,365,692     $   (10,779,540)    $    6,586,152
  Cash and cash equivalents at
     beginning of year                              $   135,251,663     $ (107,470,460)     $   27,781,203
  Cash and cash equivalents at
     end of year                                    $   152,617,355     $ (118,250,000)     $   34,367,355

                                          CONSOLIDATED BALANCE SHEET
-------------------------------------------------------------------------------------------------------------
                                                   AS PREVIOUSLY
                                                      REPORTED           ADJUSTMENTS          AS RESTATED
                                                 ------------------- --------------------- ------------------
JANUARY 31, 2004:
   Cash and cash equivalents                     $ 166,264,418       $  (132,200,000)      $   34,064,418
   Marketable securities                         $           -       $   132,200,000       $  132,200,000
   Prepaid expenses                              $   3,150,882       $      (432,559)      $    2,718,323
   Total assets                                  $ 222,748,112       $     8,948,523       $  231,696,635
   Total current liabilities                     $  39,183,716       $        45,987       $   39,229,703
   Deferred lease credits                        $           -       $    10,920,087       $   10,920,087
   Retained earnings                             $ 189,966,983       $    (2,017,551)      $  187,949,432
   Total liabilities and shareholders'
     equity                                      $ 222,748,112       $     8,948,523       $  231,696,635


                               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------
                                                    AS PREVIOUSLY
                                                      REPORTED           ADJUSTMENTS         AS RESTATED
                                                 ------------------- -------------------- -------------------
FEBRUARY 1, 2002:
   Retained earnings                              $  164,732,974      $  (1,647,325)       $ 163,085,649

The Company's adjustment to its lease and auction rate securities accounting policies and the related impact to historical periods are more fully described in its Annual Report on Form 10-K for the fiscal year ended January 31, 2005, which was filed with the SEC yesterday.

Deb Shops, Inc. is a national specialty retailer of fashionable apparel, shoes and accessories for juniors in both regular and plus sizes. The Company currently operates 324 specialty apparel stores in 41 states under the DEB and Tops 'n Bottoms names.

                                       END